UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. )

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tEMPLETON GLOBAL INCOME FUND
(Name of Registrant as Specified in Its Charter)
SABA CAPITAL MANAGEMENT, L.P. SABA CAPITAL MANAGEMENT GP, LLC SABA CAPITAL MASTER FUND, LTD. BOAZ R. WEINSTEIN KAREN CALDWELL KETU DESAI MARK HAMMITT ANATOLY NAKUM
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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2022 ANNUAL MEETING OF SHAREHOLDERS OF
TEMPLETON GLOBAL INCOME FUND
_________________________

PROXY STATEMENT
OF

Saba Capital MANAGEMENT, L.P.
_________________________

Please vote the GOLD proxy card to elect our slate of highly-qualified independent nominees and for our proposal to terminate the Investment Management Agreement

Please sign, date and mail the enclosed GOLD proxy card today!

Saba Capital Management, L.P., a Delaware limited partnership (“Saba Capital”), and certain of its affiliates further identified on Appendix A, namely Saba Capital Master Fund, Ltd. and Saba Capital Management GP, LLC, (collectively, the “Saba Entities,” together with Saba Capital, “Saba,” “we,” “us,” or “our”) are significant shareholders and beneficially own in the aggregate approximately 28.87% of the outstanding Common Shares, no par value (the “Common Shares”), of Templeton Global Income Fund (the “Fund”), a Delaware corporation and a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). We are writing to you in connection with the election of our four (4) Class II nominees to the board of trustees of the Fund (the “Board”) and our proposal to terminate the Investment Management Agreement (as defined in Proposal No. 2) between the Fund and Franklin Advisers, Inc. (the “Manager”), each at the annual meeting of shareholders scheduled to be held at [●], on [●], 2022 at [●], including any adjournments or postponements thereof and any meeting which may be called in lieu thereof (the “Annual Meeting”).

We are therefore furnishing this proxy statement and the enclosed GOLD proxy card to seek your support at the Annual Meeting with respect to the following (each, a “Proposal” and, collectively, the “Proposals”):

1.	To elect Saba’s slate of four trustee nominees, Karen Caldwell, Ketu Desai, Mark Hammitt and Anatoly Nakum (the “Nominees”), to serve as Class II trustees on the Board until the Fund’s 2025 annual meeting of shareholders and until their respective successors are duly elected and qualified, in opposition to the Fund’s trustee nominees;
2.	To terminate the Investment Management Agreement between the Fund and Templeton Investment Counsel, LLC, dated as of October 30, 1992, as amended or novated, and all other advisory and management agreements between the Fund and Franklin Advisers, Inc.; and
3.	Such other matters as may properly come before the Annual Meeting.
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If you have already sent a proxy card furnished by the Fund’s management to the Fund, you have every right to change your vote by signing, dating and returning the enclosed GOLD proxy card or by following the instructions for telephone or Internet voting detailed thereon. Only your latest dated proxy card counts!

Please refer to the Section below, Information Concerning the Annual Meeting (which is incorporated herein by reference), and the Fund’s proxy materials for additional information concerning the Annual Meeting, including voting and proxy procedures, votes required for approval of the Proposals and the solicitation of proxies.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, InvestorCom, Inc. (“InvestorCom”), toll free at (877) 972-0090 or collect at (203) 972-9300. This proxy statement (including the Appendices hereto, the “Proxy Statement”) and the enclosed GOLD proxy card are first being furnished to shareholders on or about [●], 2022.

This Proxy Statement and all other solicitation materials in connection with this proxy solicitation will be available on the Internet, free of charge, at the SEC’s website https://www.edgar.sec.gov. The Edgar file number for the Fund is 811-05459.

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IMPORTANT

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.

•	If your shares are registered in your own name, you may vote such shares by signing, dating and mailing the enclosed GOLD proxy card in the enclosed return envelope to Saba, c/o InvestorCom, Inc., in the enclosed postage-paid envelope today.
•	If your shares are held for you by a brokerage firm, bank, bank nominee or other institution on the Record Date, only they can vote such shares and only upon receipt of your specific instructions. Accordingly, please instruct your broker or bank to vote the GOLD proxy card on your behalf by following the instructions for Internet voting detailed on the enclosed GOLD proxy card, by calling the toll-free number contained therein, or by signing, dating and mailing the enclosed GOLD proxy card in the enclosed return envelope.

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REASONS FOR OUR SOLICITATION

As the largest shareholder of the Fund, Saba Capital has nominated a slate of four highly-qualified and independent (based on applicable NYSE listing standards and the Sarbanes-Oxley Act of 2002) Nominees (Proposal 1), and put forth a proposal to terminate the Investment Management Agreement between the Fund and its Manager (Proposal 2). Saba previously nominated four directors, all of whom were elected, at the Fund's 2021 annual meeting of shareholders.

According to the Fund’s Fact Sheet, dated December 31, 2021, the Fund’s NAV average annual return has underperformed the JP Morgan Global Government Bond Index in the previous 3-year, and 5-year periods. The Fund’s total return based on NAV was -4.62% in 2021 and -6.56% in 2020. In addition, as of December 31, 2021, the Fund’s five-year average discount to NAV was -10.5%. As committed investors, we are looking for the Fund to improve in order to generate maximum returns for all shareholders. As a result, Saba is nominating a total of four independent Nominees who Saba believes will bring a fresh perspective to the Board. In addition, Saba intends to present a shareholder proposal to terminate the Investment Management Agreement with the existing Manager.

We urge you to support our Proposals by voting the GOLD proxy card today, which we believe will help hold the Fund accountable to the standards of corporate governance investors deserve.

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PROPOSAL NO. 1
ELECTION OF TRUSTEES

The Board is currently composed of eleven (11) trustees, four (4) of whom are up for election at the Annual Meeting by holders of Common Shares, as Class II trustees for a term expiring at the annual meeting of shareholders to be held in 2025 (the “2025 Annual Meeting”) and until their successors have been duly elected and qualified. We are seeking your support at the Annual Meeting to elect our four (4) independent Nominees in opposition to the Fund’s Class II trustee nominees, to serve a three-year term expiring at the 2025 Annual Meeting.

OUR NOMINEES

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, or offices for the past five (5) years of each of our independent Nominees. The nominations were made in a timely manner and in compliance with the applicable provisions of the Fund’s governing instruments. The specific experience, qualifications, attributes and skills that led us to conclude that our independent Nominees should serve as trustees of the Fund are set forth below. You should refer to the Fund’s Proxy Statement for the names, background, qualifications and other information concerning the Fund’s nominees. There is no assurance that any incumbent trustee will serve as a trustee if one or more of our Nominees are elected to the Board.

Name:	Age:	Business Address:	Present principal occupation, and employment and material occupations, positions, or offices for the past five (5) years:
Karen Caldwell	62	c/o Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022	Karen Caldwell has served as the Chief Financial Officer of Reform Alliance, a non-profit organization dedicated to probation, parole, and sentencing reform in the United States through legislation and lobbying, since 2019. Previously, Ms. Caldwell served as the Chief Financial Officer and Treasurer of the NHP Foundation, a non-profit organization dedicated to increasing housing affordability, from 2018 to 2019. From 2016 to 2018, Ms. Caldwell served as the Chief Financial Officer and Executive Vice President of the New York City Housing Authority. Prior to such position, she served as the president of Hanseatic Management Services, Inc., an asset management company, from 2015 to 2016. Prior to Hanseatic, Ms. Caldwell served as a managing director of Alternative Investments at Amundi Investments, LLC, an investment advisement firm, from 2008 to 2014. From 1994 until 2008, Ms. Caldwell served as the Group Senior Vice President and Co-Head of Rates and Portfolio Management of ABN AMRO/LaSalle Bank Corporation Treasury. Ms. Caldwell also served as the Vice President of Foreign Exchange Trading and Sales at JPMorgan Chase from 1982 until 1994.

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Ms. Caldwell has served on the board of trustees of Finite Solar Finance Fund since 2021, and Saba Capital Income & Opportunities Fund, including as Chairwoman of the Audit Committee, since 2020. Additionally, Ms. Caldwell served as a member of the board of directors and on the Audit Committee of the Chicago Housing Authority from 2014 until 2015.
Ms. Caldwell earned a B.S. in Accounting from Florida A&M University, and an MBA in Finance & Marketing from Northwestern University, Kellogg School of Management.
Ms. Caldwell’s qualifications to serve as a trustee include her extensive board, audit committee, and senior management experience across a diverse mix of large businesses and organizations.
Ketu Desai	39	c/o Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022	Ketu Desai has served as Principal, Chief Compliance Officer, Investment Adviser Representative and Independent Registered Investment Adviser of i-squared Wealth Management, Inc., a private wealth investment management firm, since 2016. He has also served on the Board of Trustees of Saba Capital Income & Opportunities Fund since 2020. Previously, Mr. Desai served as Investment Analyst at Lighthouse Investment Partners, LLC (“Lighthouse”), a global investment firm, from 2007 until 2016, where he helped manage Lighthouse’s credit funds, including the Lighthouse Credit Opportunities Fund and Lighthouse Credit Compass. At Lighthouse, Mr. Desai was also a member of the firm’s Relative Value Committee, where he was responsible for portfolio allocation decisions and risk management of fixed income, credit, event-driven, mortgage, and distressed strategies. Prior to joining Lighthouse, Mr. Desai served as a M&A Investment Banking Analyst at Credit Suisse AG from 2006 until 2007.
Mr. Desai earned a B.A. in Economics from Stony Brook University, a M.S. in Economics from New York University and an MBA from NYU Stern in Finance, Financial Instruments and Markets, and Entrepreneurship and Innovation.
Mr. Desai’s qualifications to serve as a trustee include his extensive leadership experience in the investment and finance industries, including in risk management.

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Anatoly Nakum	48	c/o Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022	Anatoly Nakum is a senior-level finance executive with over 25 years of experience in the credit markets managing multibillion-dollar portfolios at major institutions. Mr. Nakum has served as Head of Capital Markets at ESG Financial, a social impact FinTech company, since 2021. Previously, Mr. Nakum served as the Head of Credit Trading, Americas at Credit Agricole, a French international banking group, from 2018 until 2020. Prior to this, he served as the Co-Founder and the Chief Investment Officer of Certa Group, a financial services company, from 2016 until 2018. From 2013 until 2015, Mr. Nakum served as a portfolio manager at Lucidus Capital Partners LLP, an investment management services company. In addition, he served as the Co-Head of Credit Trading and Private Credit at UBS from 2009 until 2012; and worked on Credit Trading and Principal Finance at Deutsche Bank from 1998 until 2008.
			Throughout his career, Mr. Nakum managed teams across Corporate Credit, Emerging Markets, Private Credit and Structured Finance. In addition, Mr. Nakum managed Credit portfolios on the Asset Management side of the business. He oversaw the development of infrastructure, predictive credit score technology, risk systems and legal framework to create efficient and scalable investment processes. Under his leadership, his teams were responsible for managing risk and transactions across Private Credit, Structured Products, Corporate Credit portfolios covering Corporate and Wealth Management Clients.
			Mr. Nakum graduated NYU with a B.S. in Finance and Economics. He is an adjunct Professor of Finance at Fordham University where he teaches Banking and Credit.
			Mr. Nakum’s qualifications to serve as a trustee include his decades of experience in senior leadership positions at leading financial institutions and managing multibillion-dollar portfolios, as well as his background in risk management.
Mark Hammitt	36	c/o Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022	Mark Hammitt has served as the CFO and Co-Founder of Revere CRE, Inc., a networking and deal financing platform for commercial real estate professionals, since 2020. Mr. Hammitt currently manages all aspects of Revere CRE, including but not limited to incorporation, legal, HR, compliance, marketing, advertising, business development, fundraising, financial reporting, and equity issuance. Previously, he served as a portfolio manager at Weiss Multi-Strategy Advisers, LLC, an investment
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management firm, from 2017 until 2020, and at Arxis Securities, LLC, a financial services firm, from 2016 until 2017. Prior to this, Mr. Hammitt worked in global arbitrage and trading at RBC Capital Markets from 2010 to 2016, and before that, he was a corporate financial analyst at UBS from 2009 to 2010. With 10 years of ETF and index trading experience including in equities, fixed income, and derivatives, Mr. Hammitt is highly trained in market microstructure, hedging, real-time valuation, portfolio management, best execution, and automated trading logic.
Mr. Hammitt earned a B.S. in Economics from the University of Michigan and a M.S. in Accounting from the Stephen M. Ross School of Business at the University of Michigan.
Mr. Hammitt’s qualifications to serve as a trustee include his extensive investment management experience, including with exchange traded funds and as a portfolio manager.

Your vote to elect the independent Nominees will have the legal effect of replacing four incumbent trustees of the Fund with our independent Nominees. The election of the independent Nominees requires the affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting.

Saba believes that each independent Nominee presently is, and if elected as a trustee of the Fund would be, an “independent director” within the meaning of (i) applicable NYSE listing standards applicable to board composition, including Rule 303A.02 and (ii) Section 301 of the Sarbanes-Oxley Act of 2002.

In the event that our independent Nominees are not elected to the Board at the Annual Meeting, Saba intends to consider all available options in the future with respect to the Fund, including, without limitation, nominating trustee candidates or submitting shareholder proposals.

For additional information concerning our independent Nominees, see Appendix A – Information Concerning the Nominees and Participants (which is incorporated herein by reference).

WE URGE YOU TO VOTE FOR THE ELECTION OF OUR INDEPENDENT NOMINEES ON THE ENCLOSED GOLD PROXY CARD.

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PROPOSAL NO. 2

PROPOSAL TO TERMINATE THE INVESTMENT MANAGEMENT AGREEMENT

According to the Fund’s Fact Sheet, dated December 31, 2021, the Fund’s NAV average annual return has underperformed the JP Morgan Global Government Bond Index in the previous 3-year, and 5-year periods. The Fund’s total return based on NAV was -4.62% in 2021 and -6.56% in 2020. In addition, as of December 31, 2021, the Fund’s five-year average discount to NAV was -10.%. Saba believes that it is in the best interests of shareholders of the Fund to terminate the Investment Management Agreement (as defined below).

Saba is seeking to terminate the Investment Management Agreement in accordance with the provisions of Section 6 thereof. Under Section 6 of the Investment Management Agreement and pursuant to the 1940 Act, the Investment Management Agreement may be terminated at any time, by either the trustees of the Fund or a majority of the outstanding voting securities of the Fund upon not less than sixty (60) days’ prior written notice to the Manager. For these purposes, and in accordance with the 1940 Act, the vote of “a majority of the outstanding voting securities of the Fund” at the Annual Meeting means the affirmative vote of the lesser of: (i) 67% or more of Fund’s shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding Fund shares.

The 1940 Act provides a temporary safe harbor from the shareholder approval requirements with respect to new investment advisory agreements, in the event that a prior advisory contract is terminated, which allows the Board (including a majority of the independent trustees) to approve an interim investment advisory contract. Such an interim contract is required to be approved within ten business days after the date that the termination of the prior advisory contract becomes effective, with the compensation received under the interim contract to be no greater than the compensation the adviser would have received under the previous contract. The Board would then have 150 days to obtain shareholder approval for that new investment advisory contract at a subsequent meeting of shareholders (which would be the subject of a separate proxy solicitation). We believe any reasonably designed process to select a new manager would identify a number of suitable, alternative advisers willing to advise the Fund on attractive terms.

Although a change in adviser may result in some amount of lost time or incremental expense, we believe this cost is far outweighed by the potential benefits of replacing the existing adviser.

Accordingly, we have submitted the following proposal for shareholder approval at the Annual Meeting:

RESOLVED, that the investment management agreement between Templeton Global Income Fund, Inc. (the “Fund”) and Templeton Investment Counsel, LLC, dated as of October 30, 1992, and amended and restated as of April 1, 1993 and December 6, 1994, and amended January 1, 2001 (the “Original IM Agreement”), and subsequently assigned to Franklin Advisers, Inc. (the “Manager”) pursuant to the assignment and assumption agreement, dated as of July 25, 2001 (together with the Original IM Agreement, the “Investment Management Agreement”), and all other advisory and management agreements between the Fund and the Manager shall be terminated by the Fund, pursuant to the right of shareholders as embodied in Section 15(a)(3) of the Investment Company Act of 1940 (the “1940 Act”) and as required to be included in such agreements, such termination to be effective no more than sixty (60) days following the date hereof.

WE RECOMMEND A VOTE FOR SABA’S PROPOSAL TO terminate the Investment Management Agreement between the Fund and its Manager ON THE ENCLOSED GOLD PROXY CARD.

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INFORMATION CONCERNING THE ANNUAL MEETING

VOTING AND PROXY PROCEDURES

The Fund has set the close of business on [●], 2022 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”). Shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. According to the Fund’s proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on [●], 2022, as of the Record Date there were [●] Common Shares outstanding and entitled to vote at the Annual Meeting as of the Record Date.

Shareholders, including those who expect to attend the Annual Meeting, are urged to authorize Saba to vote their shares on their behalf today by following the instructions for Internet voting detailed on the enclosed GOLD proxy card, by calling the toll-free number contained therein, or by signing, dating and mailing the enclosed GOLD proxy card in the enclosed return envelope to Saba Capital Management, L.P., c/o InvestorCom, Inc., in the enclosed postage-paid envelope.

Authorized proxies will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of Saba’s independent Nominees, FOR Saba’s proposal to terminate the Investment Management Agreement, and in the discretion of the persons named herein as proxies on all other matters as may properly come before the Annual Meeting.

QUORUM

A majority of the Fund’s shares entitled to vote at the Annual Meeting—present in person or represented by proxy—constitutes a quorum at the Annual Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining whether the required quorum of shares exists.

If your shares are owned directly in your name with the Fund’s transfer agent, you are considered a registered holder of those shares. If you are the beneficial owner of shares held by a broker or other custodian, you hold those shares in “street name” and are not a registered shareholder.

VOTES REQUIRED FOR APPROVAL

Election of Trustees – Provided a quorum is present or represented at the Annual Meeting, Proposal 1, the election of Trustees, requires the affirmative vote of a plurality of the Fund’s shares present in person or represented by proxy and voting on Proposal 1 at the Meeting. The plurality vote standard means that the nominees receiving the highest number of affirmative votes will be elected as trustees of the Fund.

Proposal to Terminate the Investment Management Agreement – Provided that a quorum has been established, Proposal 2 requires the affirmative vote of (i) sixty-seven percent (67%) or more of the voting securities present in person or represented by proxy at the Annual Meeting, if the holders of more than fifty percent (50%) of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than fifty percent (50%) of the outstanding voting securities of the Fund, whichever is less.

The information set forth above regarding the vote required to elect trustees is based on information contained in the Fund’s proxy statement for the Annual Meeting.  The incorporation of this information in this Proxy Statement should not be construed as an admission by us that such process and procedures are legal, valid or binding.

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ABSTENTIONS; BROKER NON-VOTES

Abstentions and broker non-votes will be treated as votes present at the Annual Meeting, but will not be treated as votes cast for Proposals 1 and 2. Abstentions and broker non-votes, therefore, will have no effect on Proposal 1, but may have the effect of an “against” vote on Proposal 2.

Because the Fund anticipates that the election of Trustees and Proposal 1 and Proposal 2 will be contested, the Fund expects that broker-dealer firms holding shares of the Fund in "street name" for their customers will not be permitted by NYSE rules to vote on the election of trustees or the Shareholder Proposal on behalf of their customers and beneficial owners in the absence of voting instructions from their customers and beneficial owners. Accordingly, the Fund expects to receive "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter).

However, because of the contested nature of Proposal 1 and Proposal 2, we do not believe there should be any broker non-votes for those proposals. Additional information regarding when a “broker non-vote” occurs with respect to non-routine matters may be found in the Fund’s proxy statement. We urge you to instruct your broker or other nominee to vote your shares for the GOLD proxy card so that your votes may be counted.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee to vote your shares for the GOLD proxy card so that your votes may be counted.

DISCRETIONARY VOTING

Broker-dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, then current NYSE rules permit the broker-dealers to vote on the proposals on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions. The shares over which broker-dealers have discretionary voting power, the shares that represent “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining whether the required quorum of shares exists. Abstentions will be considered to be present at the Annual Meeting for purposes of determining the existence of a quorum.

REVOCATION OF PROXIES

Shareholders of the Fund may, but need not, revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy), by delivering a later-dated proxy or by delivering a written notice of revocation. The delivery of a later-dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to Saba in care of InvestorCom, Inc. (“InvestorCom”) at the address set forth on the back cover of the Proxy Statement or to the Fund’s Secretary c/o Templeton Global Income Fund, 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301, or to any other address provided by the Fund. Although a revocation is effective if delivered to the Fund, Saba requests that either the original or photostatic copies of all revocations be mailed to Saba Capital Management, L.P., c/o InvestorCom, 19 Old Kings Highway S., Suite 210, Darien, CT 06820, so that Saba will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding shares. If you hold your shares in street name, please check your voting instruction card or contact your bank, broker or nominee for instructions on how to change or revoke your vote. Additionally, InvestorCom may use this information to contact shareholders who have revoked their proxies in order to solicit later-dated proxies for the election of the independent Nominees and approval of other proposals described herein.

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SOLICITATION OF PROXIES

The solicitation of proxies pursuant to the Proxy Statement is being made by Saba. Proxies may be solicited by mail, facsimile, telephone, Internet, in person and by advertisements.

Saba has entered into an agreement with InvestorCom for solicitation and advisory services in connection with this solicitation, for which InvestorCom will receive a fee not to exceed $[25,000], together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. InvestorCom will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Saba has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record. It is anticipated that InvestorCom will employ up to 25 persons to solicit the Fund’s shareholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by Saba. Because Saba believes that the Fund’s shareholders will benefit from this solicitation, Saba intends to seek reimbursement from the Fund, to the fullest extent permitted by law, of all expenses it incurs in connection with this solicitation. For the avoidance of doubt, such reimbursement is not guaranteed. Saba does not intend to submit the question of such reimbursement to a vote of security holders of the Fund unless otherwise required by law. Costs of this solicitation of proxies are currently estimated to be approximately $[●]. We estimate that through the date hereof, Saba’s expenses in connection with this solicitation are approximately $[●].

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (such as brokers and banks) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. Some banks and brokers with account holders who are stockholders of the Fund may be householding our proxy materials.

A single copy of this Proxy Statement (and of the Fund’s Proxy Statement and annual report) will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker and direct your request to the Fund at 1-800-342-5236 or by writing to Lori A. Weber, the Secretary of the Fund, 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923. Stockholders who currently receive multiple copies of this Proxy Statement at their address and would like to request householding of their communications should contact their bank or broker.

SHAREHOLDER PROPOSALS

According to the Fund’s proxy statement, to be considered for presentation at the Fund’s 2023 Annual Meeting of Shareholders, a shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must be received at the Fund’s principal office c/o the Secretary on or before [●]. Written notice of a shareholder proposal submitted outside of the processes of Rule 14a-8 must be delivered to the Fund’s principal office c/o the Secretary no later than the close of business on [●] and no earlier than [●]. In order to be included in the Fund’s proxy statement and form of proxy, a shareholder proposal must comply with all applicable legal requirements. Timely submission of a proposal does not guarantee that such proposal will be included.

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The information set forth above regarding the procedures for submitting shareholder proposals for consideration at the 2023 Annual Meeting is based on information contained in the Fund’s proxy statement for the Annual Meeting. The incorporation of this information in the Proxy Statement should not be construed as an admission by us that such procedures are legal, valid or binding.

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OTHER MATTERS AND ADDITIONAL INFORMATION

Saba is unaware of any other matters to be considered at the Annual Meeting. However, should other matters, which Saba is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed GOLD proxy card will vote on such matters in their discretion.

We are asking you to vote FOR the election of our independent Nominees and FOR our proposal to terminate the Investment Management Agreement. The enclosed GOLD proxy card may only be voted for our independent Nominees and does not confer voting power with respect to the Fund’s nominees.

Saba has omitted from this Proxy Statement certain disclosure required by applicable law that is already included in the Fund’s proxy statement. This disclosure includes, among other things, biographical information on the Fund’s trustees and executive officers, the dollar range of shares owned by trustees of the Fund, information regarding persons who beneficially own more than 5% of the Fund’s Common Shares, information on committees of the Board and other important information. Shareholders should refer to the Fund’s proxy statement in order to review this disclosure.

According to the Fund’s proxy statement, the Fund’s investment administrator is Franklin Templeton Services, LLC (the “Adviser”), located at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301. The Adviser is a subsidiary of Franklin Resources, Inc., and an affiliate of Franklin Advisers, Inc., an investment management firm.

See Appendix C - Security Ownership of Certain Beneficial Owners (which is incorporated herein by reference) for information regarding persons who beneficially own more than 5% of the shares of the Fund.

The information concerning the Fund contained in this Proxy Statement and the appendices attached hereto has been taken from, or is based upon, publicly available information.

SABA CAPITAL MANAGEMENT, L.P.	KETU DESAI
SABA CAPITAL MASTER FUND, LTD.	MARK HAMMITT
SABA CAPITAL MANAGEMENT GP, LLC	ANATOLY NAKUM
BOAZ R. WEINSTEIN
Karen Caldwell

[ ], 2022

THIS SOLICITATION IS BEING MADE BY SABA AND NOT ON BEHALF OF THE BOARD OF TRUSTEES OR MANAGEMENT OF THE FUND. SABA IS NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING. SHOULD OTHER MATTERS, WHICH SABA IS NOT AWARE OF WITHIN A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GOLD PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION. SABA URGES YOU TO VOTE IN FAVOR OF THE ELECTION OF SABA’S INDEPENDENT NOMINEES, EITHER BY TELEPHONE OR BY INTERNET AS DESCRIBED IN THE ENCLOSED GOLD PROXY CARD OR BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD TODAY.

______________________

13

APPENDIX A

INFORMATION CONCERNING THE INDEPENDENT NOMINEES AND THE PARTICIPANTS

Saba has nominated four (4) highly-qualified individuals for election as trustees at the Annual Meeting: Karen Caldwell, Ketu Desai, Mark Hammitt and Anatoly Nakum (the “Nominees”).

This proxy solicitation is being made by (i) Saba Capital Management, L.P. (“Saba Capital”); (ii) Saba Capital Master Fund, Ltd. (“SCMF”); (iii) Saba Capital Management GP, LLC (“Saba Management” and, together with Saba Capital and SCMF, the “Saba Entities”); (iv) Boaz R. Weinstein, principal of Saba Capital (“Mr. Weinstein,” and together with Saba Capital and the Saba Entities, “Saba”); and (v) the independent Nominees. The entities and individuals listed in this paragraph may each be deemed a “Participant” and, collectively, the “Participants.”

As of the close of business on the date hereof, the Participants may be deemed to “beneficially own” (within the meaning of Rule 13d-3 or Rule 16a-1 under the Exchange Act for the purposes of this Appendix A), in the aggregate, 29,673,178 Common Shares (including 1,000 Common Shares held in record name by SCMF, no par value, of the Fund (the “Common Shares”), representing approximately 28.87% of the Fund’s outstanding Common Shares. The percentages used herein are based upon 102,796,628 Common Shares outstanding as of December 7, 2021, as disclosed in the Fund’s press release filed with the Securities Exchange Commission on December 13, 2021. Saba Capital may be deemed to beneficially own 29,673,178 Common Shares.

As of the date of this Proxy Statement, none of the independent Nominees beneficially own any Common Shares, nor do any of the independent Nominees beneficially own any other securities of the Fund and have not engaged in any transactions in securities of the Fund during the past two (2) years. None of the independent Nominees nor any of their Immediate Family Members (as such term is defined in the Investment Company Act) owns beneficially or of record any class of securities in (i) the Fund’s investment adviser, principal underwriter or Sponsoring Insurance Company (as defined below); or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Fund’s investment adviser, principal underwriter, or Sponsoring Insurance Company. Each of our independent Nominees specifically disclaims beneficial ownership of the securities that she or he does not directly own. For information regarding purchases and sales of securities of the Fund during the past two (2) years by certain members of Saba, see Appendix B – Transactions in Securities of the Fund During the Past Two Years (which is incorporated herein by reference).

Since the beginning of the Fund’s last two completed fiscal years, no officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund, or of a person directly or indirectly controlling, controlled by, or under common control thereby, serves, or has served, on the board of directors of a company of which any of the independent Nominees is an officer.

None of the independent Nominees nor any of their Immediate Family Members has or has had any direct or indirect interest, the value of which exceeded or is to exceed $120,000, during the past five years, in (i) the Fund’s investment adviser, principal underwriter or Sponsoring Insurance Company; or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Fund’s investment adviser, principal underwriter, or Sponsoring Insurance Company. In addition, none of the independent Nominees or any of their Immediate Family Members has, or has had since the beginning of the Fund’s last two completed fiscal years, or has currently proposed, any direct or indirect relationship, in which the amount involved exceeds $120,000, with any of the persons specified in paragraphs (b)(8)(i) through (b)(8)(viii) of Item 22 of Schedule 14A.

Saba believes that each independent Nominee presently is, and if elected as a trustee of the Fund, will be, an “independent director” within the meaning of (i) applicable NYSE listing standards applicable to board composition, including Rule 303A.02, and (ii) Section 301 of the Sarbanes-Oxley Act of 2002, as amended. No independent Nominee is a member of the Fund’s compensation, nominating or audit committees that is not independent under any such committee’s applicable independence standards.

Each of the independent Nominees has entered into a nominee agreement pursuant to which Saba has agreed to pay the costs of soliciting proxies in connection with the Annual Meeting and to defend and indemnify such independent Nominees against, and with respect to, any losses that may be incurred by them in connection with their nomination as candidates for election to the Board and the solicitation of proxies in support of their election. Each of the nominee agreements provide customary confidentiality obligations and other restrictions, on the part of the independent Nominees, including that such independent Nominees will not transact in securities of the Fund without the prior consent of Saba Capital. Pursuant to the nominee agreements and in connection with their nominations, the independent Nominees may receive up to $2,500, the purposes of which is to cover the reimbursement of fees in connection with each such independent Nominee’s nomination, subject to termination for cause. The independent Nominees will not receive any compensation from Saba for their services as trustees of the Fund if elected for any other reason. If elected, the independent Nominees will be entitled to such compensation from the Fund as is consistent with the Fund’s practices for services of trustees who are not “interested persons” of the Fund.

Each of the independent Nominees has signed a power of attorney pursuant to which Michael D’Angelo and Paul Kazarian were appointed as attorney-in-fact to execute on behalf of each independent Nominee certain SEC filings and other documents in connection with the solicitation.

Other than as stated herein, there are no arrangements or understandings among members of Saba and any of the independent Nominees or any other person or persons pursuant to which the nomination of our independent Nominees described herein is to be made, other than the consent by each independent Nominee to be named in this Proxy Statement and to serve as a trustee of the Fund, if elected as such at the Annual Meeting. None of our independent Nominees is a party adverse to the Fund, or any of its subsidiaries, or has a material interest adverse to the Fund, or any of its subsidiaries, in any material pending legal proceeding.

We do not expect that any of our independent Nominees will be unable to stand for election, but, in the event that any independent Nominee is unable to serve or, for good cause, will not serve, the shares represented by the enclosed GOLD proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Bylaws and applicable law. In addition, we reserve the right to nominate substitute person(s) if the Fund makes or announces any changes to the Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any independent Nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, the shares represented by the enclosed GOLD proxy card will be voted for such substitute nominee(s). We reserve the right to nominate additional person(s), to the extent this is not prohibited under the Bylaws and applicable law, if the Fund increases the size of the Board above its existing size or increases the number of trustees whose terms expire at the Annual Meeting. Additional nominations made pursuant to the preceding sentence are without prejudice to the position of Saba that any attempt to increase the size of the current Board or to change the classifications of the Board would constitute an unlawful manipulation of the Fund’s corporate machinery.

The principal business of Mr. Weinstein is investment management and serving as the Managing Member of Saba Management, a Delaware limited liability company by virtue of its status as the general partner to Saba Capital. The principal business of Saba Capital is to serve as investment manager to the Saba Entities. The principal business of the Saba Entities is to invest in securities. Information on the principal occupation of each of the independent Nominees is set forth in Proposal 1: Election Of Trustees.

  The principal business address of each of Mr. Weinstein, Saba Management, Saba Capital and the Saba Entities is 405 Lexington Avenue, 58th Floor, New York, New York 10174. In addition, the Record Holder has a business address at c/o Walkers Corporate Limited, 190 Elgin Avenue, George Town, Grand Cayman, KY1-9008, Cayman Islands. The principal business address of each of the independent Nominee is c/o Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10019 10022.

Each of the independent Nominees is a citizen of the United States.

The relevant information provided above has been furnished to Saba by the independent Nominees.

Unless otherwise noted as shares held in record name by the Saba Entities, the Common Shares held by the Saba Entities are held in commingled margin accounts, which may extend margin credit to such parties from time to time, subject to applicable federal margin regulations, stock exchange rules and credit policies. In such instances, the positions held in the margin account are pledged as collateral security for the repayment of debit balances in the account. The margin accounts bear interest at a rate based upon the broker’s call rate from time to time in effect. Because other securities are held in the margin accounts, it is not possible to determine the amounts, if any, of margin used to purchase the Common Shares reported herein since margin may have been attributed to such other securities and since margin used is not disclosed on an individual per-security basis. During the time in which the Common Shares have been held in such margin accounts, the Saba Entities have retained the right to vote or dispose of the Common Shares.

Except as set forth in this Proxy Statement (including the Appendices hereto), (i) during the past 10 years, no Participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant and no associate or “Immediate Family Member” (as defined in Item 22 of Schedule 14A under the Exchange Act (“Item 22”)) of any Participant, is a record owner or direct or indirect beneficial owner of any securities of the Fund, any parent or subsidiary of the Fund, any investment adviser, principal underwriter, or “Sponsoring Insurance Company” (as defined in Item 22) of the Fund, or in any registered investment companies overseen or to be overseen by the Participant within the same “Family of Investment Companies” (as defined in Item 22) that directly or indirectly controls, is controlled by or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance, or affiliated person of the Fund; (iii) no Participant in this solicitation owns any securities of the Fund which are owned of record but not beneficially; (iv) no Participant in this solicitation has purchased or sold any securities of the Fund or the Fund’s investment adviser during the past two years, nor from either entity’s “Parents” or “Subsidiaries” (as defined in Item 22); (v) no Participant has any “family relationship” for the purposes of Item 22 whereby a family member is an “Officer” (as defined in Item 22), director (or person nominated to become an Officer or director), employee, partner, or copartner of the Fund, the Fund’s investment adviser and/or a principal underwriter of any of the foregoing, or any Subsidiary or other potential affiliate of any of the foregoing; (vi) no part of the purchase price or market value of the securities of the Fund owned by any Participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vii) no Participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Fund, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (viii) no associate of any Participant in this solicitation owns beneficially, directly or indirectly, any securities of the Fund; (ix) no Participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Fund; (x) during the last five years, no independent Nominee has had any arrangement or understanding with any other person pursuant to which she/he was selected to be a nominee for election as a trustee to the Fund other than the nominee agreements described herein; (xi) no Participant and no Immediate Family Member of any Participant in this solicitation or any of hers, his or its associates was a party to, or had a direct or indirect material relationship in, any transaction or series of similar transactions since the beginning of the Fund’s last two completed fiscal years, or is a party to any currently proposed transaction, or series of similar transactions in which the amount involved exceeds $120,000 and for which any of the following was or is a party: the Fund or any of its subsidiaries, an Officer of the Fund, an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company as the Fund or having an investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls, is controlled by or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund (an investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of the Fund, or any Officer or any person directly or indirectly controlling, controlled by, or under common control with any investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of the Fund; (f) an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; or (g) an Officer of a person directly or indirectly controlling, controlled by, or under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; (xii) during the last five years, no Participant and no Immediate Family Member of any Participant has had a position or office with: (a) the Fund; (b) an investment company, or a person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company as the Fund or having an investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls, is controlled by, or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; (c) an investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person; (xiii) no Participant in this solicitation or any of hers, his or its associates has any arrangement or understanding with any person with respect to any future employment by the Fund or its affiliates, or with respect to any future transactions to which the Fund or any of its affiliates will or may be a party; (xiv) no Participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the Annual Meeting; (xv) there are no material pending legal proceedings to which any independent Nominee or any of hers, his or its associates is a party adverse to the Fund or, to the best of Saba’s knowledge after reasonable investigation, any affiliated person of the Fund, nor does any independent Nominee have a material interest in such proceedings that is adverse to the Fund or, to the best of Saba’s knowledge after reasonable investigation, any affiliated person of the Fund; (xvi) since the beginning of the last two completed fiscal years, no Participant (and no Immediate Family Member of a Participant) has served on the board of directors or trustees of a company or trust where an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund, or any person directly or indirectly controlling, controlled by, or under common control with any of those, serves on the board of directors or trustees; and (xvii) no Participant has withheld information that is required to be disclosed under the following Items under Regulation S-K under the Exchange Act: Item 401(f) with respect to involvement in certain legal proceedings, Item 401(g) with respect to promoters and control persons, and Item 405 with respect to beneficial ownership and required filings.

______________________

APPENDIX B

TRANSACTIONS IN SECURITIES OF THE FUND DURING THE PAST TWO YEARS

The following tables set forth all transactions effected during the past two years by the Participants with respect to securities of the Fund. The Common Shares reported herein are held in either cash accounts or margin accounts in the ordinary course of business. Unless otherwise indicated, all transactions were effected on the open market.

Common Shares

Saba

Date	Side	Shares	07/15/20	Buy	244,324	09/10/20	Buy	185,761
02/28/20	Buy	388,137	07/16/20	Buy	53,115	09/11/20	Buy	88,859
03/04/20	Buy	39,248	07/17/20	Buy	99,454	09/14/20	Buy	189,869
03/13/20	Buy	67,025	07/20/20	Buy	111,885	09/15/20	Buy	192,811
03/16/20	Buy	12,200	07/22/20	Buy	29,361	09/16/20	Buy	175,043
03/20/20	Buy	65,349	07/23/20	Buy	53,649	09/17/20	Buy	237,058
03/23/20	Buy	86,033	07/24/20	Buy	72,222	09/18/20	Buy	10,099
03/24/20	Buy	360,481	07/27/20	Buy	307,838	09/28/20	Buy	40,444
03/25/20	Buy	407,984	07/28/20	Buy	336,626	09/29/20	Buy	121,319
04/01/20	Buy	12,616	07/29/20	Buy	40,458	10/02/20	Buy	133,687
04/03/20	Buy	5,904	07/30/20	Buy	8,541	10/05/20	Buy	40,686
04/06/20	Buy	327,108	07/31/20	Buy	246,972	10/07/20	Buy	28,685
04/07/20	Buy	287,201	08/05/20	Buy	62,474	10/08/20	Buy	40,237
04/08/20	Buy	100,000	08/06/20	Buy	27,399	10/09/20	Buy	105,490
04/13/20	Buy	5,452	08/10/20	Buy	1,250	10/12/20	Buy	80,634
06/19/20	Buy	150,000	08/11/20	Buy	456,358	10/13/20	Buy	14,109
06/22/20	Buy	100,500	08/12/20	Buy	114,309	10/15/20	Buy	109,197
06/23/20	Buy	260,758	08/13/20	Buy	44,203	10/16/20	Buy	114,559
06/24/20	Buy	306,944	08/14/20	Buy	179,741	10/19/20	Buy	125,345
06/25/20	Buy	418,502	08/17/20	Buy	113,384	10/20/20	Buy	79,043
06/26/20	Buy	652,289	08/18/20	Buy	251,752	10/21/20	Buy	93,507
06/29/20	Buy	374,730	08/20/20	Buy	215,014	10/23/20	Buy	10,892
06/30/20	Buy	752,214	08/21/20	Buy	35,491	10/27/20	Sell	(67,251)
07/01/20	Buy	59,516	08/25/20	Buy	309,805	10/29/20	Buy	16,264
07/02/20	Buy	607,159	08/26/20	Buy	355,276	10/30/20	Buy	175,065
07/06/20	Buy	119,347	08/27/20	Buy	68,204	11/04/20	Buy	46,731
07/07/20	Buy	133,280	08/31/20	Buy	20,936	11/06/20	Sell	(432,228)
07/08/20	Buy	124,292	09/01/20	Buy	97,811	11/09/20	Buy	35,835
07/09/20	Buy	167,209	09/02/20	Buy	41,816	11/10/20	Buy	373,274
07/10/20	Buy	181,071	09/04/20	Buy	144,232	11/11/20	Buy	51,012
07/13/20	Buy	143,690	09/08/20	Buy	12,066	11/12/20	Buy	23,639
07/14/20	Buy	20,990	09/09/20	Buy	81,448	11/13/20	Buy	199,644

11/17/20	Buy	57,906	1/14/2021	Buy	275,000	6/30/2021	Buy	35,375
11/30/20	Buy	112,014	1/15/2021	Buy	190,976	7/1/2021	Buy	156,974
12/01/20	Buy	779,545	1/19/2021	Buy	178,785	7/2/2021	Buy	16,305
12/02/20	Buy	46,629	1/20/2021	Buy	225,467	7/6/2021	Buy	71,694
12/03/20	Buy	14,589	1/21/2021	Buy	193,953	7/7/2021	Buy	186,178
12/04/20	Buy	82,407	1/22/2021	Buy	120,564	7/8/2021	Buy	28,515
12/07/20	Buy	437,333	1/25/2021	Buy	40,179	7/9/2021	Buy	241,692
12/08/20	Buy	1,000,000	1/26/2021	Buy	49,489	7/15/2021	Buy	272,007
12/09/20	Buy	510,529	1/27/2021	Buy	351,979	7/16/2021	Buy	279,980
12/10/20	Buy	464,195	1/28/2021	Buy	100,000	7/16/2021	Buy	463,000
12/11/20	Buy	231,687	1/28/2021	Buy	423,473	7/19/2021	Buy	66,993
12/14/20	Buy	356,501	1/29/2021	Buy	354,685	7/20/2021	Buy	5,656
12/15/20	Buy	143,988	2/1/2021	Buy	68,233	7/23/2021	Buy	179,398
12/17/20	Buy	2,685	2/2/2021	Buy	272,554	7/26/2021	Buy	13,679
12/18/20	Buy	64,052	2/3/2021	Buy	343,438	7/29/2021	Buy	450,000
12/21/20	Buy	429,543	5/12/2021	Buy	93,638	8/3/2021	Buy	376,949
12/22/20	Buy	803,884	5/13/2021	Buy	91,369	8/4/2021	Buy	299,167
12/23/20	Buy	500,000	5/14/2021	Buy	30,862	8/5/2021	Buy	55,884
12/24/20	Buy	30,703	5/17/2021	Buy	32,276	8/6/2021	Buy	280,436
12/28/20	Buy	410,773	5/20/2021	Buy	50,000	8/9/2021	Buy	32,385
12/29/2020	Buy	160,027	5/24/2021	Buy	47,812	8/10/2021	Buy	25,000
12/30/2020	Buy	263,455	5/25/2021	Buy	7,152	8/11/2021	Buy	3,564
12/31/2020	Buy	215,088	6/8/2021	Buy	52,628	9/3/2021	Buy	116,166
1/4/2021	Buy	212,402	6/23/2021	Buy	14,649	9/7/2021	Buy	238,548
1/5/2021	Buy	301,404	6/24/2021	Buy	32,558	9/13/2021	Buy	148,966
1/6/2021	Buy	9,097	6/25/2021	Buy	76,778	9/14/2021	Buy	87,561
1/8/2021	Buy	75,021	6/29/2021	Buy	137,048	9/15/2021	Buy	2,307
1/11/2021	Buy	61,483	6/29/2021	Buy	60,265	9/16/2021	Buy	50,464
1/12/2021	Buy	200,360	6/30/2021	Buy	197,284

______________________

APPENDIX C

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table is reprinted from the Fund’s Preliminary Proxy Statement filed with the Securities and Exchange Commission on [●], 2022.

According to filings made on Schedule 13D and 13G pursuant to Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended, the following shareholders own 5% or more of the Fund’s Common Shares.*

Fund Name and Title of Class	Name and Address of Owner	Aggregate Share Amount Owned	Percent
Templeton Global Income Fund – Common	Saba Capital Management, L.P. 405 Lexington Avenue, 58th Floor New York, NY 10174	29,673,178	28.87%
Templeton Global Income Fund – Common	First Trust Portfolios LP 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	[●]	[●]%

*	As of [●], 2022.

To the knowledge of the Fund, no other person owned 1% or more of the outstanding Common Shares of the Fund as of [●], 2022.

______________________

IMPORTANT

Tell your Board what you think! Your vote is important. No matter how many shares you own, please give Saba your proxy FOR the election of Saba’s independent Nominees and FOR the shareholder proposal by voting your shares by telephone or Internet as described in the enclosed GOLD proxy card or by signing and dating the enclosed GOLD proxy card, and returning it in the postage-paid envelope provided.

If any of your shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares and only upon receipt of your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute the GOLD proxy card. In addition, if you hold your shares in a brokerage or bank account, your broker or bank may allow you to provide your voting instructions by telephone or Internet. Please consult the materials you receive from your broker or bank prior to authorizing a proxy by telephone or Internet. Saba urges you to confirm in writing your instructions to Saba in care of InvestorCom, Inc. at the address provided below so that Saba will be aware of all instructions given and can attempt to ensure that such instructions are followed.

If you have any questions or require any additional information concerning this Proxy Statement, please contact InvestorCom at the address and telephone numbers set forth below:

If you have any questions, require assistance in voting your GOLD proxy card,

or need additional copies of Saba’s proxy materials,

please contact InvestorCom at the phone numbers listed below.

19 Old Kings Highway S.

Suite 210

Darien, CT 06820

Shareholders call toll free at (877) 972-0090

Banks and Brokers may call collect at (203) 972-9300

You may also contact Saba via email at

SabaProxy@sabacapital.com

TEMPLETON GLOBAL INCOME FUND

2022 Annual Meeting OF SHAREHOLDERS

SCHEDULED FOR [●], 2022

THIS PROXY IS SOLICITED ON BEHALF OF SABA CAPITAL MANAGEMENT, L.P. AND THE OTHER PARTICIPANTS NAMED IN THIS PROXY SOLICITATION (COLLECTIVELY, “SABA”)

THE BOARD OF TRUSTEES OF TEMPLETON GLOBAL INCOME FUND
IS NOT SOLICITING THIS PROXY

P          R          O          X          Y

The undersigned appoints Michael D’Angelo, Paul Kazarian, Pierre Weinstein, Eleazer Klein and John Grau and each of them, attorneys and agents with full power of substitution to vote all common shares of Templeton Global Income Fund (the “Fund”), a Delaware corporation and a closed-end management investment company registered under the Investment Company Act of 1940, as amended, that the undersigned would be entitled to vote at the 2022 annual meeting of shareholders of the Fund scheduled to be held at [●], on [●] at [●], including at any adjournments or postponements thereof (the “Annual Meeting”), with all powers that the undersigned would possess if personally present, upon and in respect of the instructions indicated herein, with discretionary authority as to any and all other matters that may properly come before the meeting or any adjournment, postponement, or substitution thereof that are unknown to us a reasonable time before this solicitation.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of the Fund held by the undersigned, and hereby ratifies and confirms all action the herein named attorney and proxy, her or his substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorney and proxy or her or his substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Saba at a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 AND PROPOSAL 2

This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with Saba’s solicitation of proxies for the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[X] Please mark vote as in this example

SABA STRONGLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” OUR INDEPENDENT NOMINEES LISTED BELOW IN PROPOSAL 1

1.	Saba’s proposal to elect Karen Caldwell, Ketu Desai, Mark Hammitt and Anatoly Nakum as Class II trustees of the Fund.
		FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW
Nominees	Karen Caldwell	[ ]	[ ]	[ ]
	Ketu Desai			_______________
	Mark Hammitt			_______________
	Anatoly Nakum			_______________

Saba does not expect that any of the Nominees will be unable to stand for election, but, in the event that any Nominee is unable to serve or for good cause will not serve, the shares represented by this proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Fund’s Bylaws and applicable law. In addition, Saba has reserved the right to nominate substitute person(s) if the Fund makes or announces any changes to its Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, shares represented by this proxy card will be voted for such substitute nominee(s). Saba intends to use this proxy to vote “FOR” Ms. Caldwell and Messrs. Desai, Hammitt and Nakum.

_______________________________________

SABA STRONGLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 2

2.	Saba’s proposal to terminate the Investment Management Agreement between the Fund and Templeton Investment Counsel, LLC, dated as of October 30, 1992, as amended or novated, and all other advisory and management agreements between the Fund and Franklin Advisers, Inc.
☐ FOR	☐ AGAINST	☐ ABSTAIN

DATED: ____________________________

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(Signature)

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(Signature, if held jointly)

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(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.